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                                                                   Exhibit 10.62

                        CONFIDENTIAL TREATMENT REQUESTED

                           ASSIGNMENT OF PATENT RIGHTS


         WHEREAS, HYBRIDON, INC., a corporation organized and existing under the laws of the State of Delaware having a principal place of business at 155 Fortune Blvd. Milford, Massachusetts 01757 (hereinafter called "Assignor") is the owner of:

See Schedule A

 (hereinafter referred to collectively as "Patent Properties").

         WHEREAS, BOSTON BIOSYSTEMS, INC., a corporation organized under the laws of the State of Delaware having a principal place of business at 78A Wiggins Avenue, Bedford, Massachusetts, 01730, (hereinafter called "Assignee"), is desirous of acquiring the entire right, title and interest for the United States, its territories, dependencies and possessions and in all countries foreign to the United States, including the full right to claim for any such application all benefits and priority rights under an applicable convention, in and to said patents and patent application (and/or patents that may be granted therefrom), and any continuations, divisions, reissues or extensions of the same.

         NOW, TO ALL WHOM IT MAY CONCERN: Be it known that for and in consideration of the sum of One Dollar ($1.00) and for other good and valuable consideration, the receipt of all of which is hereby acknowledged, the said Assignor has sold, assigned, transferred and set over, and does hereby sell, assign, transfer and set over, unto the said Assignee is successors and assigns, the entire right, title and interest for the United States, its territories, dependencies and possessions, in all countries foreign to the United States, including the full right to claim for any possessions and in all countries foreign to the United States, including the full right to claim for any such application all benefits and priority rights under any applicable convention, in and to said Patent Properties (and/or patents that may be granted therefrom), and any divisions, continuations, reissues or extensions thereof; the same to be held and enjoyed by said Assignee its successors and assigns, as fully and entirely as the same would have been held and enjoyed by said Assignor had this assignment and sale not been made, together with all claims for damages by reason of past infringement of said Patent Properties with the right to sue for, and collect the same for its own use and for the use of its successors, assigns and other legal representatives.

         And I do hereby authorize and request the Commissioner of Patents and Trademarks of the United States to issue any Letters Patent of the United States, resulting from said Patent Properties when granted, to said Assignee.
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         The Assignor hereby further covenants and agrees that, at the request and expense of the Assignee, its successors, legal representatives and assigns, but without demanding further consideration therefor, the Assignor will (1) assist in the prosecution of all applications for Letters Patent as herein described and any other applications for Letters Patent that may be made; (2) communicate any and all facts known to him respecting said patents and patent applications; (3) testify in any legal proceeding involving said patents and patent applications; (4) execute and acknowledge all lawful papers and legal instruments; (5) execute all divisional, continuing, reissue and reexamination applications; (6) make all rightful oaths; and (6) generally do any and every lawful act deemed necessary to aid and cooperate with the Assignee, its successors, legal representatives and assigns in perfecting and maintaining the entire interest conveyed herein and in obtaining and enforcing proper patent or industrial property protection for the subject matter of said patents and patent applications in any country, particularly in cases of opposition, interference and litigation;

         The Assignor also covenants and agrees that the rights and obligations set forth in this instrument shall be binding upon, and inure to the benefit of, the Assignor's heirs, legal representatives, successors and assigns;

         The Assignor hereby covenants that it has full right to convey the interest herein assigned and that it has not executed and will not execute any agreement in conflict herewith.

         The undersigned hereby grants the firm of McDermott, Will & Emery the power to insert on this Assignment any further identification that may be necessary or desirable in order to comply with the rules of the United States Patent and Trademark Office for recordation of this document.

         The Parties hereby agree that this Assignment may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         In testimony whereof, the Assignor and Assignee hereunto sets their hands and seals the day and year set opposite their signatures.


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BY ASSIGNOR:

                                                     /s/ Robert G. Andersen
                                                     --------------------------
Date: September 19, 2000                             HYBRIDON, INC.
                                                     155 Fortune Blvd.
                                                     Milford, MA 01757



WITNESSED BY:
/s/ Sean B. Leonard

Date: September 19, 2000





State of Massachusetts              )
                                    )    ss:
County of Suffolk                   )

          This 19th day of September 2000, before me personally came the above-named Assignor to me personally known as the individual who executed the foregoing assignment, who acknowledged to me that he executed the same of his own free will for the purposes therein set forth.


                                        /s/ Shawna Hansen
                                        --------------------------------------
                                        My commission expires:

                                        Shawna J. Grimm Hansen, Notary Public
                                        Commonwealth of Massachusetts
                                        My Commission expires 7/23/2004


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BY ASSIGNEE:


Date:  September 21, 2000                            BOSTON BIOSYSTEMS, INC.
                                                     75A Wiggins Ave.
                                                     Bedford, MA 01730

                                            BY:      /s/ Gregory S. Kurey
                                                     --------------------------
                                            PRINTED: Gregory S. Kurey



WITNESSED BY:

Date:
      -----------------------------


Date:
      -----------------------------





State of Massachusetts     )
                           )    ss:
County of Suffolk          )

          This 21st day of September 2000, before me personally came the above-named duly authorized representative of Assignee personally known to me as the individual who executed the foregoing Assignment on behalf of the Assignee, who acknowledged to me that he had the authority to execute same for the purposes therein set forth.


                                            /s/
                                            -------------------------------
                                            My commission expires:

                                            August 25, 2006


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This Assignments should preferably be signed before: (1) a Notary Public if within the U.S.A., (b) a U.S. Counsel if outside the U.S.A.. If neither, then it should be signed before at least two witness. In all cases any formalities of execution required by the by-laws of the Assignor Company and the state or country having jurisdiction over the assignor, must be observed.


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                                   SCHEDULE A


(1) U.S. Patent No. 5,403,709 entitled METHOD OF SEQUENCING SYNTHETIC OLIGNONUCLEOTIDES CONTAINING NON-PHOSPHODIESTER INTERNUCLEOTIDE LINKAGES;

(2) U.S. Patent No. 5,420,265 entitled SEPARATION OF PHOSPHORO-THIOATE OLIGONUCLEOTIDES BY CAPILLARY GEL ELECTROPHORESIS;

(3) U.S. Patent No. 5,525,470 entitled METHOD OF SEQUENCING [SHORT] OLIGONUCLEOTIDES;

(4) U.S. Patent No. 5,554,744 entitled METHOD FOR LOADING SOLID SUPPORTS FOR NUCLEIC ACID SYNTHESIS;

(5) U.S. Patent No. 5,627,277 entitled METHOD FOR ANALYZING OLIGNUCLEOTIDE ANALOGS;

(6) U.S. Patent No. 5,639,875 entitled IMPROVED METHOD FOR H PHOSPHONATE SYNTHESIS OF OLIGONUCLEOTIES USING TRIPHOSGENE;

(7) U.S. Patent No. 5,643,717 entitled ANALYTICAL TECHNIQUE FOR OLIGONUCLEOTIDE ANALOGS;

(8) U.S. Patent No. 5,652,103 entitled METHOD OF SEQUENCING SYNTHETIC OLIGONUCLEOTIDES CONTAINING PHOSPHODIESTER INTERNUCLEOTIDE LINKAGES;

(9) U.S. Patent No. 5,668,268 entitled NOVEL POLYMER SUPPORT FOR NUCLEIC ACID SYNTHESIS;

(10) U.S. Patent No. 5,705,629 entitled IMPROVED METHODS FOR H-PHOSPHONATE SYNTHESIS OF MONO- AND OLIGONUCLEOTIDES;

(11) U.S. Patent No. 5,739,314 entitled NEW METHODS OF SYNTHESIZING 2'-O-SUBSTITUTED PYRIMIDINE RIBONUCLEOSIDES;

(12) U.S. Patent No. 5,807,525 entitled APPARATUS AND PROCESS FOR MULTI-STAGE SOLID-PHASE SYNTHESIS OF LONG-CHAINED ORGANIC MOLECULES;


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(13)     U.S. Patent No. 5,808,042 entitled IMPROVED PROCEDURE FOR THE
         DETRITYLATION OF DMT-OLIGONUCLEOTIDES USING "DOWEX" ION EXCHANGE;

(14)     U.S. Patent No. 6,087,491 entitled EXTREMELY HIGH PURITY
         OLIGONUCLEOTIDES AND METHODS OF SYNTHESIZING THEM USING DIMER BLOCKS;

(15) U.S. Patent No. 6,096,881 entitled NOVEL SULFUR TRANSFER REAGENTS FOR OLIGONUCLEOTIDE SYNTHESIS;

(16)     U.S. Patent Application Serial No. ***

(17)     U.S. Patent Application Serial No. ***

(18)     U.S. Patent Application Serial No. ***

(19)     U.S. Patent Application Serial No. ***

(20)     U.S. Patent Application Serial No. ***

(21)     U.S. Patent Application Serial No. ***

(22)     U.S. Patent Application Serial No. ***

(23)     U.S. Patent Application Serial No. ***



* To the extent not abandoned.


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